EXHIBIT 16

POWER OF ATTORNEY

We, the undersigned Trustees of each of the funds listed on Schedule A hereto, hereby severally constitute and appoint John A. Hill, George Putnam, III, Charles E. Porter, Patricia C. Flaherty, John W. Gerstmayr, Bryan Chegwidden and Gordon H. Silver, and each of them singly, our true and lawful attorneys, with full power to them and each of them, to sign for us, and in our names and in the capacities indicated below, the Registration Statements on Form N-14 of each of the funds listed on Schedule A hereto and any all amendments (including post-effective amendments) to said Registration Statements and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto our said attorneys, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratify and confirm all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand and seal on the date set forth below.

SIGNATURE                     TITLE                         DATE

/s/ John A. Hill              Chairman of the Board;        March 15, 2002
John A. Hill                  Trustee

/s/ George Putnam, III        President; Principal          March 15, 2002
George Putnam, III            Executive Officer; Trustee

/s/ Jameson A. Baxter         Trustee                       March 15, 2002
Jameson A. Baxter

/s/ Charles B. Curtis         Trustee                       March 15, 2002
Charles B. Curtis

/s/ Ronald J. Jackson         Trustee                       March 15, 2002
Ronald J. Jackson

/s/ Paul L. Joskow            Trustee                       March 15, 2002
Paul L. Joskow

/s/ Elizabeth T. Kennan       Trustee                       March 15, 2002
Elizabeth T. Kennan

/s/ Lawrence J.  Lasser       Trustee                       March 15, 2002
Lawrence J.  Lasser

/s/ John H. Mullin III        Trustee                       March 15, 2002
John H. Mullin III

/s/ Robert E. Patterson       Trustee                       March 15, 2002
Robert E. Patterson

/s/ A. J. C. Smith            Trustee                       March 15, 2002
A. J. C. Smith

/s/ W. Thomas Stephens        Trustee                       March 15, 2002
W. Thomas Stephens

/s/ W. Nicholas Thorndike     Trustee                       March 15, 2002
W. Nicholas Thorndike



SCHEDULE A

PUTNAM FUNDS

Putnam American Government Income Fund
Putnam Arizona Tax Exempt Income Fund
Putnam Asia Pacific Growth Fund
Putnam Asset Allocation Funds
  Balanced Portfolio
  Conservative Portfolio
  Growth Portfolio
Putnam Balanced Fund
Putnam Balanced Retirement Fund
Putnam California Investment Grade Municipal Trust
Putnam California Tax Exempt Income Fund
Putnam California Tax Exempt Money Market Fund
Putnam Capital Appreciation Fund
Putnam Classic Equity Fund
Putnam Convertible Income-Growth Trust
Putnam Convertible Opportunities and Income Trust
Putnam Diversified Income Trust
Putnam Equity Income Fund
Putnam Europe Growth Fund
Putnam Florida Tax Exempt Income Fund
Putnam Funds Trust
  Putnam Asia Pacific Fund II
  Putnam Equity Fund 98
  Putnam Equity Fund 2000
  Putnam Financial Services Fund
  Putnam Growth Fund
  Putnam High Yield Trust II
  Putnam International Core Fund
  Putnam International Fund 2000
  Putnam International Growth and Income Fund
  Putnam Mid Cap 2000 Fund
  Putnam New Century Growth Fund
  Putnam Technology Fund
  Putnam U.S. Core Fund
The George Putnam Fund of Boston
Putnam Global Equity Fund
Putnam Global Governmental Income Trust
Putnam Global Growth Fund
Putnam Global Natural Resources Fund
The Putnam Fund for Growth and Income
Putnam Health Sciences Trust
Putnam High Income Convertible and Bond Fund
Putnam High Yield Advantage Fund
Putnam High Yield Municipal Trust
Putnam High Yield Trust
Putnam Income Fund
Putnam Intermediate U.S. Government Income Fund
Putnam International Growth Fund
Putnam Investment Funds
  Putnam Balanced Fund
  Putnam Capital Opportunities Fund
  Putnam Emerging Markets Fund
  Putnam Global Growth and Income Fund
  Putnam Growth Opportunities Fund
  Putnam International Fund
  Putnam International Blend Fund
  Putnam International Large Cap Growth Fund
  Putnam International New Opportunities Fund
  Putnam International Voyager Fund
  Putnam Mid-Cap Value Fund
  Putnam New Value Fund
  Putnam Research Fund
  Putnam Small Cap Value Fund
  Putnam Global Aggressive Growth Fund
Putnam Investment Grade Municipal Trust
Putnam Investors Fund
Putnam Managed High Yield Trust
Putnam Managed Municipal Income Trust
Putnam Massachusetts Tax Exempt Income Fund
Putnam Master Income Trust
Putnam Master Intermediate Income Trust
Putnam Michigan Tax Exempt Income Fund
Putnam Minnesota Tax Exempt Income Fund
Putnam Money Market Fund
Putnam Municipal Bond Fund
Putnam Municipal Income Fund
Putnam Municipal Opportunities Trust
Putnam New Jersey Tax Exempt Income Fund
Putnam New Opportunities Fund
Putnam New York Investment Grade Municipal Trust
Putnam New York Tax Exempt Income Fund
Putnam New York Tax Exempt Money Market Fund
Putnam New York Tax Exempt Opportunities Fund
Putnam Ohio Tax Exempt Income Fund
Putnam OTC & Emerging Growth Fund
Putnam Pennsylvania Tax Exempt Income Fund
Putnam Preferred Income Fund
Putnam Premier Income Trust
Putnam Strategic Income Fund
Putnam Tax Exempt Income Fund
Putnam Tax Exempt Money Market Fund
Putnam Tax-Free Health Care Fund
Putnam Tax-Free Income Trust
  Tax-Free High Yield Fund
  Tax-Free Insured Fund
Putnam Tax Smart Funds Trust
  Putnam Tax Smart Equity Fund
Putnam U.S. Government Income Trust
Putnam Utilities Growth and Income Fund
Putnam Variable Trust
  Putnam VT American Government Income Fund
  Putnam VT Asia Pacific Growth Fund
  Putnam VT Capital Appreciation Fund
  Putnam VT Diversified Income Fund
  Putnam VT Global Asset Allocation Fund
  Putnam VT Global Growth Fund
  Putnam VT Growth and Income Fund
  Putnam VT Growth Opportunities Fund
  Putnam VT Health Sciences Fund
  Putnam VT High Yield Fund
  Putnam VT Income Fund
  Putnam VT Investors Fund
  Putnam VT International Growth Fund
  Putnam VT International Growth and Income Fund
  Putnam VT International New Opportunities Fund
  Putnam VT Money Market Fund
  Putnam VT New Opportunities Fund
  Putnam VT New Value Fund
  Putnam VT OTC & Emerging Growth Fund
  Putnam VT Research Fund
  Putnam VT Small Cap Value Fund
  Putnam VT Technology Fund
  Putnam VT The George Putnam Fund of Boston
  Putnam VT Utilities Growth and Income Fund
  Putnam VT Vista Fund
  Putnam VT Voyager Fund
  Putnam VT Voyager Fund II
Putnam Vista Fund
Putnam Voyager Fund
Putnam Voyager Fund II


POWER OF ATTORNEY

We, the undersigned Officers of each of the funds listed on Schedule A hereto, hereby severally constitute and appoint John A. Hill, George Putnam, III, Charles E. Porter, Patricia C. Flaherty, John W. Gerstmayr, Bryan Chegwidden and Gordon H. Silver, and each of them singly, our true and lawful attorneys, with full power to them and each of them, to sign for us, and in our names and in the capacities indicated below, the Registration Statements on Form N-14 of each of the funds listed on Schedule A hereto and any and all amendments (including post-effective amendments) to said Registration Statements and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto our said attorneys, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratify and confirm all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand and seal on the date set forth below.

SIGNATURE                     TITLE                         DATE

/s/ Michael T. Healy          Assistant Treasurer and       March 11, 2002
Michael T. Healy              Principal Accounting Officer

/s/ Judith Cohen              Clerk                         March 15, 2002
Judith Cohen


SCHEDULE A

PUTNAM FUNDS

Putnam American Government Income Fund
Putnam Arizona Tax Exempt Income Fund
Putnam Asia Pacific Growth Fund
Putnam Asset Allocation Funds
  Balanced Portfolio
  Conservative Portfolio
  Growth Portfolio
Putnam Balanced Fund
Putnam Balanced Retirement Fund
Putnam California Investment Grade Municipal Trust
Putnam California Tax Exempt Income Fund
Putnam California Tax Exempt Money Market Fund
Putnam Capital Appreciation Fund
Putnam Classic Equity Fund
Putnam Convertible Income-Growth Trust
Putnam Convertible Opportunities and Income Trust
Putnam Diversified Income Trust
Putnam Equity Income Fund
Putnam Europe Growth Fund
Putnam Florida Tax Exempt Income Fund
Putnam Funds Trust
  Putnam Asia Pacific Fund II
  Putnam Equity Fund 98
  Putnam Equity Fund 2000
  Putnam Financial Services Fund
  Putnam Growth Fund
  Putnam High Yield Trust II
  Putnam International Core Fund
  Putnam International Fund 2000
  Putnam International Growth and Income Fund
  Putnam Mid Cap 2000 Fund
  Putnam New Century Growth Fund
  Putnam Technology Fund
  Putnam U.S. Core Fund
The George Putnam Fund of Boston
Putnam Global Equity Fund
Putnam Global Governmental Income Trust
Putnam Global Growth Fund
Putnam Global Natural Resources Fund
The Putnam Fund for Growth and Income
Putnam Health Sciences Trust
Putnam High Income Convertible and Bond Fund
Putnam High Yield Advantage Fund
Putnam High Yield Municipal Trust
Putnam High Yield Trust
Putnam Income Fund
Putnam Intermediate U.S. Government Income Fund
Putnam International Growth Fund
Putnam Investment Funds
  Putnam Balanced Fund
  Putnam Capital Opportunities Fund
  Putnam Emerging Markets Fund
  Putnam Global Growth and Income Fund
  Putnam Growth Opportunities Fund
  Putnam International Fund
  Putnam International Blend Fund
  Putnam International Large Cap Growth Fund
  Putnam International New Opportunities Fund
  Putnam International Voyager Fund
  Putnam Mid-Cap Value Fund
  Putnam New Value Fund
  Putnam Research Fund
  Putnam Small Cap Value Fund
  Putnam Global Aggressive Growth Fund
Putnam Investment Grade Municipal Trust
Putnam Investors Fund
Putnam Managed High Yield Trust
Putnam Managed Municipal Income Trust
Putnam Massachusetts Tax Exempt Income Fund
Putnam Master Income Trust
Putnam Master Intermediate Income Trust
Putnam Michigan Tax Exempt Income Fund
Putnam Minnesota Tax Exempt Income Fund
Putnam Money Market Fund
Putnam Municipal Bond Fund
Putnam Municipal Income Fund
Putnam Municipal Opportunities Trust
Putnam New Jersey Tax Exempt Income Fund
Putnam New Opportunities Fund
Putnam New York Investment Grade Municipal Trust
Putnam New York Tax Exempt Income Fund
Putnam New York Tax Exempt Money Market Fund
Putnam New York Tax Exempt Opportunities Fund
Putnam Ohio Tax Exempt Income Fund
Putnam OTC & Emerging Growth Fund
Putnam Pennsylvania Tax Exempt Income Fund
Putnam Preferred Income Fund
Putnam Premier Income Trust
Putnam Strategic Income Fund
Putnam Tax Exempt Income Fund
Putnam Tax Exempt Money Market Fund
Putnam Tax-Free Health Care Fund
Putnam Tax-Free Income Trust
  Tax-Free High Yield Fund
  Tax-Free Insured Fund
Putnam Tax Smart Funds Trust
  Putnam Tax Smart Equity Fund
Putnam U.S. Government Income Trust
Putnam Utilities Growth and Income Fund
Putnam Variable Trust
  Putnam VT American Government Income Fund
  Putnam VT Asia Pacific Growth Fund
  Putnam VT Capital Appreciation Fund
  Putnam VT Diversified Income Fund
  Putnam VT Global Asset Allocation Fund
  Putnam VT Global Growth Fund
  Putnam VT Growth and Income Fund
  Putnam VT Growth Opportunities Fund
  Putnam VT Health Sciences Fund
  Putnam VT High Yield Fund
  Putnam VT Income Fund
  Putnam VT Investors Fund
  Putnam VT International Growth Fund
  Putnam VT International Growth and Income Fund
  Putnam VT International New Opportunities Fund
  Putnam VT Money Market Fund
  Putnam VT New Opportunities Fund
  Putnam VT New Value Fund
  Putnam VT OTC & Emerging Growth Fund
  Putnam VT Research Fund
  Putnam VT Small Cap Value Fund
  Putnam VT Technology Fund
  Putnam VT The George Putnam Fund of Boston
  Putnam VT Utilities Growth and Income Fund
  Putnam VT Vista Fund
  Putnam VT Voyager Fund
  Putnam VT Voyager Fund II
Putnam Vista Fund
Putnam Voyager Fund
Putnam Voyager Fund II



POWER OF ATTORNEY

I, the undersigned Treasurer of each of the funds listed on Schedule A hereto, hereby severally constitute and appoint John A. Hill, George Putnam, III, Patricia C. Flaherty, John W. Gerstmayr, Bryan Chegwidden and Gordon H. Silver, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me, and in my name and in the capacities indicated below, the Registration Statements on Form N-14 of each of the funds listed on Schedule A hereto and any and all amendments (including post-effective amendments) to said Registration Statements and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratify and confirm all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand and seal on the date set forth below.

SIGNATURE                     TITLE                         DATE

/s/ Charles E. Porter         Executive Vice President;     March 15, 2002
Charles E. Porter             Treasurer and Principal
                              Financial Officer



SCHEDULE A

PUTNAM FUNDS

Putnam American Government Income Fund
Putnam Arizona Tax Exempt Income Fund
Putnam Asia Pacific Growth Fund
Putnam Asset Allocation Funds
  Balanced Portfolio
  Conservative Portfolio
  Growth Portfolio
Putnam Balanced Fund
Putnam Balanced Retirement Fund
Putnam California Investment Grade Municipal Trust
Putnam California Tax Exempt Income Fund
Putnam California Tax Exempt Money Market Fund
Putnam Capital Appreciation Fund
Putnam Classic Equity Fund
Putnam Convertible Income-Growth Trust
Putnam Convertible Opportunities and Income Trust
Putnam Diversified Income Trust
Putnam Equity Income Fund
Putnam Europe Growth Fund
Putnam Florida Tax Exempt Income Fund
Putnam Funds Trust
  Putnam Asia Pacific Fund II
  Putnam Equity Fund 98
  Putnam Equity Fund 2000
  Putnam Financial Services Fund
  Putnam Growth Fund
  Putnam High Yield Trust II
  Putnam International Core Fund
  Putnam International Fund 2000
  Putnam International Growth and Income Fund
  Putnam Mid Cap 2000 Fund
  Putnam New Century Growth Fund
  Putnam Technology Fund
  Putnam U.S. Core Fund
The George Putnam Fund of Boston
Putnam Global Equity Fund
Putnam Global Governmental Income Trust
Putnam Global Growth Fund
Putnam Global Natural Resources Fund
The Putnam Fund for Growth and Income
Putnam Health Sciences Trust
Putnam High Income Convertible and Bond Fund
Putnam High Yield Advantage Fund
Putnam High Yield Municipal Trust
Putnam High Yield Trust
Putnam Income Fund
Putnam Intermediate U.S. Government Income Fund
Putnam International Growth Fund
Putnam Investment Funds
  Putnam Balanced Fund
  Putnam Capital Opportunities Fund
  Putnam Emerging Markets Fund
  Putnam Global Growth and Income Fund
  Putnam Growth Opportunities Fund
  Putnam International Fund
  Putnam International Blend Fund
  Putnam International Large Cap Growth Fund
  Putnam International New Opportunities Fund
  Putnam International Voyager Fund
  Putnam Mid-Cap Value Fund
  Putnam New Value Fund
  Putnam Research Fund
  Putnam Small Cap Value Fund
  Putnam Global Aggressive Growth Fund
Putnam Investment Grade Municipal Trust
Putnam Investors Fund
Putnam Managed High Yield Trust
Putnam Managed Municipal Income Trust
Putnam Massachusetts Tax Exempt Income Fund
Putnam Master Income Trust
Putnam Master Intermediate Income Trust
Putnam Michigan Tax Exempt Income Fund
Putnam Minnesota Tax Exempt Income Fund
Putnam Money Market Fund
Putnam Municipal Bond Fund
Putnam Municipal Income Fund
Putnam Municipal Opportunities Trust
Putnam New Jersey Tax Exempt Income Fund
Putnam New Opportunities Fund
Putnam New York Investment Grade Municipal Trust
Putnam New York Tax Exempt Income Fund
Putnam New York Tax Exempt Money Market Fund
Putnam New York Tax Exempt Opportunities Fund
Putnam Ohio Tax Exempt Income Fund
Putnam OTC & Emerging Growth Fund
Putnam Pennsylvania Tax Exempt Income Fund
Putnam Preferred Income Fund
Putnam Premier Income Trust
Putnam Strategic Income Fund
Putnam Tax Exempt Income Fund
Putnam Tax Exempt Money Market Fund
Putnam Tax-Free Health Care Fund
Putnam Tax-Free Income Trust
  Tax-Free High Yield Fund
  Tax-Free Insured Fund
Putnam Tax Smart Funds Trust
  Putnam Tax Smart Equity Fund
Putnam U.S. Government Income Trust
Putnam Utilities Growth and Income Fund
Putnam Variable Trust
  Putnam VT American Government Income Fund
  Putnam VT Asia Pacific Growth Fund
  Putnam VT Capital Appreciation Fund
  Putnam VT Diversified Income Fund
  Putnam VT Global Asset Allocation Fund
  Putnam VT Global Growth Fund
  Putnam VT Growth and Income Fund
  Putnam VT Growth Opportunities Fund
  Putnam VT Health Sciences Fund
  Putnam VT High Yield Fund
  Putnam VT Income Fund
  Putnam VT Investors Fund
  Putnam VT International Growth Fund
  Putnam VT International Growth and Income Fund
  Putnam VT International New Opportunities Fund
  Putnam VT Money Market Fund
  Putnam VT New Opportunities Fund
  Putnam VT New Value Fund
  Putnam VT OTC & Emerging Growth Fund
  Putnam VT Research Fund
  Putnam VT Small Cap Value Fund
  Putnam VT Technology Fund
  Putnam VT The George Putnam Fund of Boston
  Putnam VT Utilities Growth and Income Fund
  Putnam VT Vista Fund
  Putnam VT Voyager Fund
  Putnam VT Voyager Fund II
Putnam Vista Fund
Putnam Voyager Fund
Putnam Voyager Fund II